Exhibit 10.3

LICENSE & SUPPLY AGREEMENT
THIS LICENSE AND SUPPLY AGREEMENT (hereinafter this “Agreement”) is entered into this 30th day of September, 2013 (the “Effective Date”), by and between Daewoong Pharmaceutical Co., Ltd, a corporation organized and existing under the laws of the Republic of Korea, having its main office at 163-3, Samsung-Dong, Kangnam-Gu, Seoul, 135-715, Korea (hereinafter “DAEWOONG”); and Evolus Inc., a corporation organized and existing under the laws of Delaware, United States, having its main office at 1270 Via Brigitte, Santa Barbara, CA, USA 93111 (hereinafter “EVOLUS”).
For the purpose of this Agreement, DAEWOONG and EVOLUS will be referred to respectively as a “Party” and collectively as “Parties”.
WITNESSETH:
WHEREAS, DAEWOONG has extensive experience in research, development and manufacture of Product and owns valuable technical information and know-how on manufacture, use, market and sale of Product;
WHEREAS, DAEWOONG has the rights for distribution, importation, drug registration, promotion, marketing and sale of Product and EVOLUS desires to obtain an exclusive license to the same in the Territory subject to the terms and conditions set out in this Agreement and DAEWOONG desires to grant such an exclusive license;
WHEREAS, DAEWOONG has the capability to manufacture and supply Product to EVOLUS and EVOLUS desires to purchase Product for resale in the Territory from DAEWOONG; and
WHEREAS, both Parties desire to ensure that Information that is disclosed to the other Party shall remain confidential during the Term and after the termination of this Agreement, for any reason whatsoever.
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
Article 1     Definitions.
Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.1
“Affiliate(s)” with respect to any Person means (a) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by such Person; or (b) any corporation or business entity which, directly or indirectly, owns, controls or holds fifty percent (50%) (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of such Person; or (c) any corporation or business entity of which fifty percent (50%) or more of the securities or other ownership interests representing the equity, the voting stock or general partnership interest are owned, controlled or held, directly or indirectly, by a Person described in (a) or (b).

1.2	“Agreement” has the meaning set forth in the preamble.

1.3	“Certificate of Analysis” means a certificate in writing, signed by an authorized employee of DAEWOONG, that certifies the conformity of Product to the relevant Technical Specifications.

1.4	“Certificate of Compliance” means a certificate in writing, signed by an authorized employee of DAEWOONG, that certifies that Product was manufactured in compliance with GMP and cGMP.

1.5	“Clinical Research Organization” or “CRO” means independent organization that provides outsourced pharmaceutical research services or Clinical Trial for drugs.

1.6
“Clinical Trial” means any research study of Product with human subjects designed to provide specific data to determine either or both of the safety and efficacy of Product for filing a regulatory application as required under Code of Federal Regulations Title 21.

1.7
“Commercial Launch” means the first commercial sale by EVOLUS or its Affiliates of Product to a distributor, wholesaler or other person engaged in the commercial business similar thereto for distribution, or to an end user or a consumer in the Territory.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.8
“Commercialize” or “Commercialization” means any action directed to developing, marketing, promoting, distributing, importing or selling Product. Commercialize will also include post-approval Clinical Trials.

1.9
“Commercialization Plan” means, with respect to Product, any and all plans and activities directed to the development, marketing, promotion, distribution, offering for sale, and selling of Product, and importing Product for sale in the Territory in accordance with this Agreement, any plan for Regulatory Approval and any Marketing Plan, as set forth in Annex C hereto.

1.10
    “Commercially Reasonable Efforts” means, with respect to a Party’s obligations under this Agreement, the carrying out of such obligations or tasks in a diligent manner consistent with customary practices of comparable companies in the specialty pharmaceutical industry for the development or commercialization of a comparable pharmaceutical product at a similar stage of development or commercialization in light of the intellectual property and competitive landscape relevant to such product, the safety and efficacy profile of a product, the development and regulatory approval (including any reimbursement approval) risks associated with such product, and the anticipated commercial viability.

1.11	“Competitive Product” means any product that is classified as an injectable botulinum toxin (other than the Product) launched in the Territory after the Effective Date of this Agreement

1.12	“DAEWOONG Trademarks” has the meaning set forth in Article 3.2.

1.13	“Effective Date” has the meaning set forth in the preamble.

1.14
“GMP” or “GMPs” shall mean Good Manufacturing Practices as determined by applicable regulatory requirements set forth by relevant Governmental Authorities of the applicable jurisdiction and “cGMP” shall mean current Good Manufacturing Practices as determined by applicable regulatory requirements set forth by relevant Governmental Authorities of the applicable jurisdiction.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.15
“Governmental Authority” or “Governmental Authorities” means any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality or regulatory body.

1.16
“Governmental Authorization” means any approval, permit, license, certificate, franchise, permission, clearance, registration, qualification or other authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any law.

1.17
“Information” means any and all information disclosed or otherwise made available by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”), its agents, independent contractors or employees in any manner, whether communicated in writing or orally or by any method and all copies thereof, including without limitation, any business information, such as product or marketing plans and strategies, vendor or customer relationships, finances, or business operations or affairs, any information of legal nature, any information or know-how of scientific, technical or clinical nature, related to research or development efforts, future development, trade secrets, manufacturing processes, engineering, designs, Clinical Trial, field tests, process, technique, work-in-process, algorithm, program, design, drawing, formula or test data, formulations and methods of manufacture or use, and any other information which is or has been disclosed by the Receiving Party.

1.18	“Initial Marketing Plan” means the initial Marketing Plan of Product as set forth in the Commercialization Plan.

1.19	“Initial Term” has the meaning set forth in Article 15.1.

1.20	“Joint Steering Committee” or “JSC” has the meaning set forth in Article 11.1.

1.21
“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before,

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

1.22	“Manufacturing Plan” means the manufacturing plan as agreed by the parties periodically.

1.23
“Marketing Authorization” means approval from the relevant Governmental Authority necessary to market and sell Product in the Territory as a pharmaceutical or commercial product in any formulation or dosage form, together with all subsequent submissions, supplements and amendments thereto.

1.24
“Marketing Authorization Application” means an application for permit, report, or other regulatory submission filed in accordance with the laws or regulations of the relevant Governmental Authorities to obtain a Marketing Authorization.

1.25	“Marketing Plan” means each marketing plan of Product agreed by Parties periodically and set forth in the Commercialization Plan.

1.26	“Material” means ingredients, contents, composition, or components of Product.

1.27
“Net Sales” means the net sales on behalf of EVOLUS and any of its Affiliates or authorized sublicensees or assignees for Product sold to third parties other than sublicensees/assignees, as determined in accordance with generally accepted accounting principles consistently applied at EVOLUS (“Accounting Principles”). The deductions booked by EVOLUS and its Affiliates, sublicensees and assignees to calculate the recorded net sales from gross sales include the following:

(a)	normal trade and cash discounts;

(b)	amounts repaid or credited by reasons of defects, rejections, recalls or returns;

(c)	rebates and chargebacks to customers and third parties (including, without limitation, Medicare, Medicaid, TriCare, Managed Healthcare);

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d)	any amounts recorded in gross revenue associated with goods provided to customers for free – with the exception of samples;

(e)	amounts provided or credited to customers through coupons, other discount programs and co-pay assistance programs;

(f)	delayed ship order credits, discounts or payments related to the impact of price increases between purchase and shipping dates; and

(g)	fee for service payments to customers for any non-separable services (including compensation for maintaining agreed inventory levels and providing information).
provided, however, with respect to the calculation of Net Sales: (i) Net Sales only include the value charged or invoiced on the first sale to a third party and sales between or among EVOLUS and its Affiliates and authorized sublicensees/assignees shall be disregarded for purposes of calculating Net Sales; (ii) if Product is delivered to the third party before being invoiced (or is not invoiced), Net Sales will be calculated at the time all the revenue recognition criteria under Accounting Principles are met; and (iii) distributors/resellers shall not be considered as sublicensees/assignees.
Upon the request of DAEWOONG, but not exceeding once in any one (1) year period and upon reasonable notice, EVOLUS shall permit an independent certified accountant, selected by DAEWOONG and acceptable to EVOLUS, which acceptance shall not be unreasonably withheld, to have access to such records of EVOLUS as may be necessary to verify the accuracy of the Net Sales submitted to DAEWOONG hereunder. The independent certified accountant shall verify to DAEWOONG the amount of Net Sales by country and timing of the milestone payments due under Section 6.7 below and disclose no other information revealed in its audit. Any such audit of records shall be at DAEWOONG’S expense.

1.28
“Person” means an individual, partnership, corporation, joint stock company, estate, trust (including a business trust), limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

1.29
“Product(s)” means any pharmaceutical or biological preparation containing botulinum toxin type A with 900 kDa protein ready for aesthetic use in the Territory, and, if Evolus exercises the option in Article 2.4, for Therapeutic Use (as defined in Article 2.4) in the Territory.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.30	“Product Samples” mean any form of Product to be used solely for promotional purposes and identified with appropriate wording, if necessary.

1.31	“Protocol” means a document that describes the objectives, design, methodology, statistical considerations and process of a Clinical Trial.

1.32
“Purchase Order” means a written order in substantially in the form set forth in Annex F attached hereto, setting forth (a) Product to be supplied, (b) delivery dates, (c) applicable Product price, and (d) any other terms and conditions for manufacturing such Product, as set forth in Annex F.

1.33
“Regulatory Approval” means any applicable approvals of any Governmental Authorities, including without limitation, where applicable, Marketing Authorization, schedule classifications, permits, licenses, registration, necessary and relevant to market, distribute, promote and commercialize Product in the Territory.

1.34	“Technical Specification” means a set of requirements or standards to be met by Product as set forth in Annex G, as may be amended from time to time by mutual agreement of the Parties.

1.35	“Term” means the Initial Term together with any Renewal Term.

1.36
“Territory” means the United States of America, and its territories and possessions, the EU, Australia and Canada. As used herein, “EU” means all of the European Union member states as of the applicable time during the Term. From time to time in this Agreement, all regions within the Territory other than the United States of America and its territories and possessions are sometimes referred to herein as the “Non-US Territory”, and the United States and its territories and possessions are referred to as the “US Territory.”

1.37	“Trademark” means Nabota™.
Article 2     License; Exclusivity; Option; Right of First Negotiation.

2.1	During the Term, DAEWOONG hereby grants to EVOLUS an exclusive (even as to DAEWOONG and its Affiliates) right and license, to import, distribute, promote, market, develop, offer for sale and otherwise commercialize or exploit Product in the Territory. EVOLUS shall have the right to Commercialize Product through one or more third party distributors and/or resellers, and EVOLUS’ relationship with any such distributor/reseller shall not constitute a sublicense hereunder.

2.2
Subject to the terms and conditions of this Agreement: (a) DAEWOONG shall manufacture and supply Product for the Territory exclusively to EVOLUS and its Affiliates; and (b) subject to Article 4.9, EVOLUS and its Affiliates shall purchase all of its requirements of Product for the Territory exclusively from DAEWOONG.

2.3
Except as specifically set forth in this Agreement, EVOLUS and its Affiliates will not acquire any license or other intellectual property interest, by implication or otherwise, in any Information disclosed to it under this Agreement or under any patent rights owned or otherwise controlled by DAEWOONG or its Affiliates.

2.4	Option.

(a)
US Territory. In consideration of a cash payment in the amount of US$500,000, which shall be payable within thirty (30) days following the execution of this Agreement, DAEWOONG hereby grants to Evolus an exclusive option, exercisable at any time prior to December 31, 2018 (the “Option Period”), to expand the permitted uses of the Product to include all therapeutic uses, [***] in the US Territory. Evolus may exercise this option by written notice to DAEWOONG during the Option Period, along with payment within thirty (30) days of such notice, of an option exercise fee of [***].

(b)
Non-US Territory. In consideration of a cash payment in the amount of US$500,000, which shall be payable within [***] following the execution of this Agreement, DAEWOONG hereby grants to Evolus an exclusive option, exercisable at any time during the Option Period, to expand the permitted uses of the Product to include Therapeutic Use in the Non-US Territory. Evolus may exercise this option by written notice to

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

DAEWOONG during the Option Period, along with payment within [***] of such notice, of an option exercise fee of [***].

2.5
In the event that DAEWOONG or its Affiliates intend to directly or indirectly (i) develop or commercialize, or (ii) assist any other Person to develop or commercialize, any Competitive Product, DAEWOONG shall promptly provide written notice thereof to EVOLUS. If within [***] of receipt of such notice, EVOLUS elects to expand the definition of Product to include a Competitive Product, DAEWOONG shall negotiate in good faith exclusively with EVOLUS the terms and conditions of such expansion. If the parties fail to reach a definitive agreement within [***] of EVOLUS’ election, DAEWOONG shall be free to develop and commercialize the applicable Competitive Product itself or provide such rights to a third party, provided; however, that if DAEWOONG offers to, or is prepared to accept an offer from, any such third party on terms more favorable to such third party than those last offered to EVOLUS, it shall notify EVOLUS, and EVOLUS shall have [***] to accept such terms. If within [***] following DAEWOONG’s initial notice under this Article 2.5, DAEWOONG does not commence development and commercialization activities for such Competitive Product (as evidenced by a filing for regulatory approval to begin clinical studies in the United States) or does not enter into a definitive agreement with a third party to develop and commercialize such Competitive Product, EVOLUS’ right of first negotiation and right of first refusal under this Article 2.5 shall be re-instated.

Article 3     Trademarks.

3.1
Nothing in this Agreement shall require or oblige EVOLUS to use the DAEWOONG Trademarks in relation to Product. However, any marketing, promotion, sale and/or distribution by EVOLUS of Product that carries, or sold by reference to, the DAEWOONG Trademarks shall be governed by the relevant provisions of this Agreement.

3.2	DAEWOONG shall, at its own expense, register and maintain the trademark(s) used by DAEWOONG and its Affiliates in connection with Product, including, without limitation, the Trademark

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(collectively, the “DAEWOONG Trademarks”); provided, however, that DAEWOONG shall not change, amend or otherwise modify the DAEWOONG Trademarks in the Territory without the prior written consent of EVOLUS. EVOLUS shall have no rights in respect to the DAEWOONG Trademarks, designs, copyrights and other proprietary rights used on or embodied in Product except as necessary to accomplish the purpose of this Agreement.

3.3
Each Party shall notify the other Party of any actual, suspected or threatened infringement, violation or misappropriation within the Territory of the DAEWOONG Trademarks (“Infringement”) that comes to its attention. DAEWOONG shall have the sole and exclusive right to send notices and bring and conduct action in relation to any Infringement in the Territory; provided, however, in the event that DAEWOONG does not take reasonable steps to prevent any individual Infringement within thirty (30) days of becoming aware or receiving written notice thereof, EVOLUS shall thereafter have the sole right (but shall not be under any obligation in this regard) to send notices and bring and conduct actions in relation to such Infringement. The Parties will cooperate fully with each other in taking all reasonable steps requested by the other Party in connection with any Infringement action, including joining in any Legal Proceedings. DAEWOONG shall bear the costs of any such Legal Proceedings, and shall be entitled to any damages, account of profits and/or awards of costs recovered.

3.4
DAEWOONG hereby grants to EVOLUS an exclusive, irrevocable, sub-licensable, assignable, fully paid-up license during the Term: (a) to use the DAEWOONG Trademark(s) to import, distribute, promote, market, offer for sale and otherwise commercialize or otherwise exploit Product in the Territory, and (b) to prepare, obtain and maintain Marketing Authorization in the Territory. For the avoidance of doubt, the rights granted to EVOLUS hereunder is limited in the Territory and only for the purposes and within the limits provided by this Agreement.

3.5	EVOLUS shall not alter or add to DAEWOONG Trademark(s) without the prior written consent of DAEWOONG. For the avoidance of doubt, EVOLUS may use its trade name, trademarks

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

and logos on packaging, leaflets, advertising and promotional materials for Product together with the DAEWOONG Trademarks.

3.6
During the Term, EVOLUS shall not (a) contest the validity of the DAEWOONG Trademarks; or (b) without the prior written consent of DAEWOONG, apply, or attempt to apply, for the registration or use, in the Territory or anywhere else, of the DAEWOONG Trademarks or any trademarks identical with or confusingly similar to the DAEWOONG Trademarks.

3.7
After the Term, EVOLUS shall refrain from any further use of the DAEWOONG Trademarks or of any marks which may cause confusion to a third party; provided, however, that DAEWOONG shall grant EVOLUS permission to sell off Product sourced from DAEWOONG prior to the end of the Term. [***].

Article 4     Supply of Product.

4.1
DAEWOONG shall manufacture and supply Product to EVOLUS in a primary packaged and labeled form. Product packaging shall display the logo of DAEWOONG (to the extent required by applicable law) and EVOLUS and the outer label shall be marked using English language in accordance with applicable laws and Product’s Regulatory Approvals.

4.2
Within ninety (90) days after the Effective Date, EVOLUS shall provide DAEWOONG a non-binding twelve (12) month rolling forecast of its requirements of Product, which the Parties agree is not a commitment to buy any stated quantity. Thereafter, on at least a quarterly basis, EVOLUS shall provide DAEWOONG with an updated twelve (12) month rolling forecast, together with a binding six (6) month forecast to the extent EVOLUS has requested Safety Stock as described in Section 4.10 below. Each such forecast shall be referred to herein as a “Forecast”.

4.3	EVOLUS may from time to time submit Purchase Orders to DAEWOONG for Product in accordance with the forecasting requirements in Article 4.2. Orders will be shipped on CIF Los Angeles port.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.4	Once a Purchase Order for Product and Product Samples has been received by DAEWOONG, it shall be considered as irrevocable.

4.5	EVOLUS agrees herein to place an Order for Product not later than [***] from receipt of Regulatory Approval.

4.6	Individual Purchase Orders of Product shall be placed at least [***] in advance of the required delivery date.

4.7
For the purpose of Commercialization, EVOLUS will store and maintain the full quantity of Product in a clean, secured area in accordance with the reasonable directions and specifications provided by DAEWOONG in writing in connection thereof in the Territory. EVOLUS will advise DAEWOONG on the applicable requirements specifically deriving from the laws and regulations in the Territory.

4.8
EVOLUS agrees that DAEWOONG and its collaborators and agents, in DAEWOONG’s sole discretion, which collaborators and agents will be subject to appropriate obligations of confidentiality, will have the right upon reasonable prior notice, to observe and to inspect and to audit EVOLUS’ facility to ascertain compliance by EVOLUS with the terms of this Agreement, including without limitation (a) the holding facilities for Product, and (b) EVOLUS’ compliance with applicable law, including cGMP (if applicable). Following any such audit, DAEWOONG will discuss its observations and conclusions with EVOLUS and corrective actions, if any, will be agreed upon by the Parties, and executed by EVOLUS using Commercially Reasonable Efforts.

4.9
In addition to any other rights and remedies available to EVOLUS, EVOLUS shall have the right to recover lost profits in the event that DAEWOONG fails to deliver at least [***] in any [***] (a “Supply Default Event”). For purposes of this provision, lost profits would be equal to [***] of EVOLUS operating profit (sales less direct expenses and the price paid by EVOLUS for such Products) on Products that have not been shipped against firm Purchase Orders during the period leading up to the Supply Default Event, and bona fide Purchase Orders submitted by EVOLUS that are consistent with the Forecast during the Supply Default Period (as defined

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

below). Such payment shall be made with respect to all Product not shipped in the period giving rise to the Supply Default and for the period until DAEWOONG is again timely shipping Product to meet EVOLUS’ needs (the “Supply Default Period”). The first such payment shall be made within [***] of the Supply Default Event, and every [***] thereafter.
EVOLUS agrees to permit full disclosure to DAEWOONG of EVOLUS’ accounting records, solely related to the calculation of lost profits, for the [***] ending on the first day of the month in which the Supply Event Default occurred.
In the event that DAEWOONG is unable to supply both EVOLUS’ requirements of Product and its own and third parties’ requirements for Product, DAEWOONG shall allocate Product that DAEWOONG has in inventory and that DAEWOONG is able to produce, so that EVOLUS receives its requirements of Product in priority to DAEWOONG and third parties.

4.10
At the request of EVOLUS, DAEWOONG shall at its own cost and expense during the term of this Agreement, maintain an amount of inventory of Product equal to EVOLUS’ requirements for Product for [***] based on EVOLUS’ most recent forecast (“Safety Stock”). The Safety Stock shall be (i) maintained for the sole benefit of EVOLUS and its Affiliates, (ii) shall be stored at a secure facility in compliance with GMP, and (iii) shall not be used for the benefit of any other customer of DAEWOONG. DAEWOONG shall rotate the Safety Stock on a “First Expiry-First Out” basis for routine fulfillment of firm orders, subject to Article 7.9. Such Safety Stock shall be independent of any safety stock maintained for the benefit of DAEWOONG or any other customer of DAEWOONG. In the event DAEWOONG is not able to supply EVOLUS Product pursuant to any firm Purchase Order, DAEWOONG shall draw upon the Safety Stock maintained for EVOLUS to make up for any shortfall. Within five (5) days after the end of each calendar quarter, DAEWOONG shall deliver a report to EVOLOUS describing the quantities of the Safety Stock remaining as of the end of such quarter.

Article 5     Minimum Annual Purchases.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

5.1
If EVOLUS fails to achieve (i) the Minimum Annual Purchases, as specified in Annex B for the US Territory, DAEWOONG may, upon thirty (30) days’ prior written notice to EVOLUS, elect to convert the exclusive license to EVOLUS to a non-exclusive one in the US Territory and, at its sole discretion, grant licenses to other Persons in the US Territory to market Product, and (ii) the Minimum Annual Purchases as specified in Annex B for the Non-US Territory, DAEWOONG may, upon thirty (30) days’ prior written notice to EVOLUS, elect to convert the exclusive license to EVOLUS to a non-exclusive one in the Non-US Territory and, at its sole discretion, grant licenses to other Persons in the Non-US Territory to market Product.

5.2
Following the fifth anniversary of the Commercial Launch, the Minimum Annual Purchase requirement for calendar years following the fifth anniversary of the Commercial Launch shall be mutually agreed to by the Parties. In the event the Parties are not able to reach agreement on such Minimum Annual Purchase, DAEWOONG may set the Minimum Annual Purchase requirement for each subsequent year at an amount that is no more than [***] percent ([***]%)] greater than the Minimum Annual Purchase requirement for the immediately preceding year.

5.3	A minimum order per Purchase Order shall be as [***] vials per each dosage of Product.
Article 6     Price and Milestone Payments.

6.1
For Product ordered by EVOLUS, EVOLUS shall pay to DAEWOONG the prices set forth in Annex B hereto, calculated on CIF Los Angeles port. In the event that any Product is not timely shipped, the price for such late order shall be reduced by [***] for each full week of delay.

6.2
All amounts payable and calculations made hereunder shall be in United States Dollars (“USD”) payable within [***] days of invoice receipt, except to the extent such invoices, or any part thereof, are disputed in good faith by EVOLUS; provided, that, if the invoice receipt date is prior to shipment of the applicable Products, the [***] days shall instead be calculated from the shipment date.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.3	DAEWOONG is not liable for and DAEWOONG will not reimburse, or otherwise pay, for any cost due to any possible devaluation of any local currency corresponding to the value of USD.

6.4
Unless otherwise provided by the relevant laws or treaties, any sales and similar taxes imposed by any Governmental Authorities in relation to the payments made under this Agreement shall be paid by EVOLUS regardless to whom they are charged, and EVOLUS shall not withhold the payment to DAEWOONG, in whole or in part, for such taxes.

6.5
EVOLUS shall be responsible for obtaining and maintaining any and all authorizations from Governmental Authorities in the Territory and for making all the payments to DAEWOONG hereunder; provided, however, that DAEWOONG shall provide EVOLUS with all necessary information to enable EVOLUS to obtain and maintain any such authorization.

6.6
If any sum due and payable under this Agreement by EVOLUS shall not have been paid on or before the applicable due date, simple interest shall accrue on the unpaid amount at the rate of [***]% per annum, calculated on a daily basis from the due date until the date actual payment is made, without prejudice to any other claim or remedy available to DAEWOONG, except to the extent such invoices, or any part thereof, are disputed in good faith by EVOLUS. EVOLUS also agrees to pay all collection costs, including DAEWOONG’s legal costs for the collection of any amount due and unpaid, to the extent that such amounts are determined by a court of competent jurisdiction or other applicable Governmental Authority to be due to DAEWOONG. Without prejudice to any of its other rights, DAEWOONG may withhold shipments of Product if EVOLUS has not paid any invoice when due, except to the extent such invoices, or any part thereof, are disputed in good faith by EVOLUS.

6.7
EVOLUS will make upfront and milestone payments to DAEWOONG based on achievement of Product as set forth below. EVOLUS will pay each milestone payment set forth below within [***] after the first achievement of the corresponding milestone.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Each payment hereunder shall be non-creditable and non-refundable.

(a)	2.5 (two and one half) Million USD within thirty (30) days following the execution of this Agreement;

(b)	[***] ([***]) [***] USD upon Marketing Authorization approval in the US Territory;

(c)	[***] ([***])[***] USD upon Marketing Authorization approval in the EU;

(d)	[***] ([***])[***] USD upon accomplishing Net Sales since Commercial Launch of more than [***] IU in the US Territory;

(e)	[***] ([***])[***] USD upon accomplishing Net Sales since Commercial Launch of more than [***] IU in the US Territory;

(f)	[***] ([***])[***] USD upon accomplishing Net Sales since Commercial Launch of more than [***] IU in the Non-US Territory; and

(g)	[***] ([***])[***] USD upon accomplishing Net Sales since Commercial Launch of more than [***] IU in the Non-US Territory.
Article 7     Quality; Acceptance and Rejection; Indemnification.

7.1	Quality.

(a)
Product supplied hereunder by DAEWOONG shall meet the Technical Specifications. DAEWOONG shall not subcontract or delegate any portion of its obligations hereunder to a third party or Affiliate without the prior written consent of EVOLUS. Changes to the Technical Specifications require prior written approval of EVOLUS, and in the event that compliance with such change requires additions and/or modifications to the existing product registrations of EVOLUS or its Affiliates, the Parties will meet to decide how to implement the change.

(b)	DAEWOONG warrants that (i) it shall manufacture and supply Product and carry on operations at its Product facility in full

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

compliance with (A) cGMP and standards specified by GMP, the drug master files, and all other regulatory guidelines and requirements as applicable, and (B) all legal requirements, including, the prevailing laws and regulations on health, safety and environmental protection, and (ii) Product will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended from time to time.

(c)
Each time DAEWOONG ships Product to EVOLUS, or an Affiliate or designee of EVOLUS, it shall provide EVOLUS with a Certificate of Analysis and a Certificate of Compliance. During the Term, DAEWOONG shall keep and maintain a drug master file for Product and authorize EVOLUS to incorporate by reference all information and documentation contained therein.

(d)
Following thirty (30) days prior written notice (or sooner to the extent required by any Governmental Authority), DAEWOONG shall allow EVOLUS (or its designee) to visit the facilities where the Product is manufactured during regular business hours to assure EVOLUS of the quality standards used. DAEWOONG shall make documentation available for on-site inspections at DAEWOONG’s site and provide to EVOLUS information reasonably requested by EVOLUS to (i) assist EVOLUS in determining whether any delivery complies fully with the terms of this Agreement; (ii) assist EVOLUS or its Affiliates in obtaining any and all regulatory approvals necessary to market proprietary products containing Product; and/or (iii) enable EVOLUS to comply with any statutory or regulatory requirements, or with a request by any Governmental Authority.

7.2	Promptly upon receipt of each shipment of Product, EVOLUS shall diligently inspect each Product as to any defects or missing quantities, as far as reasonably practical.

7.3
If EVOLUS determines that any such Product is damaged or defective, EVOLUS will notify DAEWOONG in writing, providing a complete report on the nature, effects, possible cause and relevancy of the defect, and deliver to DAEWOONG no later than [***] days after the receipt of such Product by EVOLUS.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7.4	EVOLUS shall not return Product to DAEWOONG without prior written consent of DAEWOONG (such consent shall not be unreasonably withheld) in connection with a claim made pursuant to Article 7.3.

7.5
When a claim of defect or damages is made by EVOLUS, DAEWOONG shall analyze a sample of Product taken from such delivered quantity. Should DAEWOONG find the claim of EVOLUS is justifiable, then DAEWOONG shall promptly replace, at its expense, such Product with defect with equal quantity of Product that meets the Technical Specifications.

7.6
In the event that DAEWOONG does not agree with EVOLUS that Product that has been rejected under the provisions of this Article 7 fails, the matter shall, at the request of either Party, be submitted to an independent analytical laboratory acceptable to both Parties, which will resolve the discrepancy in the analysis taking into consideration the counter-sample of the rejected Product kept by DAEWOONG. The decision of said laboratory shall be final, not subject to appeal and neither Party shall unreasonably withhold its approval of an independent laboratory proposed by the other.

7.7	Should the independent laboratory agree with the complaint, then:

(a)	subparagraphs 7.5 (a) and (b) above shall apply; and

(b)	The cost of the assay and any other services performed by the independent laboratory shall be borne by the Party whose opinion was not supported by the independent laboratory.

7.8	Article 7.7 shall not apply, where Parties agree or the independent laboratory declares that:

(a)	Product meets the Technical Specifications; or

(b)	the failure of such non–conforming Product results from EVOLUS’:

(i)	negligent or defective transportation of Product following the delivery condition by DAEWOONG; or

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(ii)	negligent or defective handling, storage or use of Product by EVOLUS.

7.9
All Product supplied by DAEWOONG to EVOLUS shall have [***] of DAEWOONG’s shelf life as approved by the United States Food and Drug Administration (“FDA”) or any other Governmental Authority at time of receipt by EVOLUS. Subject to the foregoing, (a) DAEWOONG shall not be responsible for any expired units of Product, including without limitation to those returned by wholesalers, pharmacists, doctors, or other Persons to whom EVOLUS sold Product in the Territory, and (b) EVOLUS shall not be entitled to any replacement of the expired Product or to any compensation of any kind from DAEWOONG.

7.10
Each Party will, at its own expense, carry and maintain, during the Term and a subsequent period of [***] after its expiry or termination whatever the cause and the time may be, insurance sufficient to cover its obligations and liabilities hereunder.

7.11
EVOLUS shall indemnify, defend, and hold harmless DAEWOONG and its employees, officers, directors and agents (hereinafter respectively referred to as an “DAEWOONG Indemnitee”) from and against, any and all losses, costs, expenses, liabilities and damages of every kind and nature (including, without limitation, reasonable attorney fees) (hereinafter collectively referred to as “Claims”) incurred by a DAEWOONG Indemnitee arising from: (a) willful misconduct or any grossly negligent acts or omissions on the part of EVOLUS or its employees or agents in performing duties obligations in connection with this Agreement; or (b) EVOLUS’ breach of this Agreement except to the extent that any such Claim is caused by DAEWOONG's own willful misconduct or grossly negligent acts or omissions. DAEWOONG agrees to give EVOLUS prompt written notice of any Claim, and agrees to reasonably cooperate with EVOLUS in the defense of any Claim, provided that each DAEWOONG Indemnitee will be entitled to participate in the defense of any Claim and employ counsel at its own cost and expense.

7.12	DAEWOONG shall indemnify, defend, and hold harmless EVOLUS and its employees, officers, directors and agents

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(hereinafter respectively referred to as an “EVOLUS Indemnitee”) from and against, any and all Claims arising from: (a) willful misconduct or any grossly negligent acts or omissions on the part of DAEWOONG or its employees or agents in performing duties obligations in connection with this Agreement; (b) DAEWOONG’s breach of this Agreement, or (c) an allegation that Product or any DAEWOONG Trademark infringes or misappropriates the rights, including without limitation, intellectual property rights, of a third party; except to the extent that any such Claim is caused by EVOLUS' own willful misconduct or grossly negligent acts or omissions. EVOLUS agrees to give DAEWOONG prompt written notice of any Claim, and agrees to reasonably cooperate with DAEWOONG in the defense of any Claim, provided that each EVOLUS Indemnitee will be entitled to participate in the defense of any Claim and employ counsel at its own cost and expense.

7.13
In the event and to the extent of any Recall or Seizure of any Product, as hereinafter defined, due to an improper act or omission of DAEWOONG or a third party acting on its behalf (excluding EVOLUS or its Affiliates), DAEWOONG shall, at the written election of EVOLUS and, without limiting DAEWOONG’s indemnity obligations under Article 7.12, [***]. For purposes of this Agreement, “Recall” means (i) any action by EVOLUS or any of its Affiliate to recover title to or possession of any Product sold or shipped (including market withdrawal) based on Governmental Authority action or the good faith belief of EVOLUS or such Affiliate that such action was necessary under the circumstances, and/or (ii) any decision by EVOLUS not to sell or ship Product to third parties that would have been subject to recall if it had been sold or shipped, in each case taken in the good faith belief that such action was necessary under the circumstances; and “Seizure” means any action by any Governmental Authority to detain or destroy any Product.

7.14
Within thirty (30) days following the Effective Date, the Parties shall agree upon and implement a procedure for the mutual exchange of adverse event reports and safety information associated with the Product. Details of the operating procedure respecting such adverse event reports and safety information exchange shall be the

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

subject of a mutually-agreed written pharmacovigilance agreement between the Parties which shall be entered into within such thirty (30) day period.
Article 8     Technical Assistance.

8.1.
If EVOLUS requests that DAEWOONG provide EVOLUS with technical assistance with the Commercial Plan and Clinical Trial, including information and illustrated material, and advertising material suitable for the promotion and advertising of Products, then DAEWOONG shall provide such assistance at no cost or expense to EVOLUS.

8.2.
Any expenses of EVOLUS’ personnel dispatched for training shall be borne by EVOLUS. Further, if the training is completed in the Territory, EVOLUS shall also compensate expenses incurred by DAEWOONG personnel who train EVOLUS’ personnel.

Article 9     Drug Registration.

9.1
The Parties agree to fully cooperate in good faith under this Agreement in connection with the Marketing Authorization, supplying and commercialization of Product in Territory to the extent permitted by any applicable laws. For purposes thereof, each Party shall provide (or request its Affiliates to provide) to the other Party and/or the JSC any necessary Information and such other information as may be reasonably required under this Agreement.

9.2
During the Term of this Agreement, EVOLUS, at its sole cost and expense, shall use Commercially Reasonable Efforts to (i) obtain Regulatory Approvals required by Governmental Authorities in relation to the Commercial Plan of Product in Territory, including but not limited to preparing and filing all necessary applications and (ii) maintain any such Regulatory Approvals.

9.3
During the Term of this Agreement, EVOLUS agrees to use Commercially Reasonable Efforts to achieve all Regulatory Approvals necessary for Products to be marketed in the Territory. EVOLUS shall be responsible for preparing, submitting requirements and prosecuting any study for the Marketing

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Authorization in the Territory. EVOLUS shall be responsible for completing all technical non-clinical studies and Clinical Trials required for Marketing Authorization Application. DAEWOONG will provide all materials and documentations requested by EVOLUS to register the Product in the Territory. [***]. For avoidance of doubt, any documents, study results and reports made pursuant to this Article 9 or otherwise communicated between the Parties will be subject to the confidentiality provisions of Article 14. Further, EVOLUS and its consultants shall exercise Commercially Reasonable Efforts to achieve Marketing Authorization.

9.4
EVOLUS shall provide DAEWOONG with reasonable prior notice of all material meetings, conferences and discussions scheduled with any relevant Governmental Authority concerning any Regulatory Approval relating to Products to the extent such notice is practicable and in any event shall use its reasonable efforts to provide such notice as promptly as practicable. At all such meetings, conferences or discussions, DAEWOONG shall have the right to attend and participate (accompanied by a translator, consultants or advisors, if so decided by DAEWOONG), either in person or by telephone, to the extent permitted by the applicable Governmental Authority at DAEWOONG’S sole cost and expense; provided, further that DAEWOONG shall have the right to comment in timely fashion on any such approval applications or communication with Governmental Authorities, which comments EVOLUS shall reasonably consider.

9.5
Subject to the EVOLUS Regulatory Right, EVOLUS shall provide DAEWOONG with complete and accurate record of dossier related to all Regulatory Approvals, including copies of: (a) all the correspondence exchanged with Governmental Authorities; (b) any certificate of Drug Registrations in Territory related to Product within fourteen (14) days of completion of such registration; (c) subsequent amendments or supplements thereto; and (d) any regulatory documents and certificates that DAEWOONG request. [***].

9.6	[***].

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Article 10     Marketing and Promotion.

10.1
Upon obtaining all necessary Regulatory Approvals, EVOLUS shall use Commercially Reasonable Efforts to Commercialize Product in the Territory. Subject to the terms and conditions of this Agreement, EVOLUS shall be responsible for the establishment and implementation for Commercialization of Product in the Territory as set forth in Initial Marketing Plan. EVOLUS will discuss with DAEWOONG the following:

(a)	Initial Marketing Plan for Product within [***] after obtaining Marketing Authorization in the Territory; and

(b)	Annual Marketing Plan [***] prior to the end of each year.

10.2
EVOLUS shall submit to DAEWOONG semi-annual review reports on January 1 and July 31 of each calendar year which will include, but without limitation, the following: (a) customer requirements with respect to Product; (b) market analysis; (c) competition; (d) any primary or secondary market research on Product in the Territory; (e) details of any changes in applicable laws in Territory; and (f) all in-market sales data.

10.3
For the avoidance of doubt, EVOLUS will bear all costs and expenses related to the activities related to Commercialization of Product as well as cost related to obtaining and maintaining Marketing Authorization.

10.4
EVOLUS shall use Commercially Reasonable Efforts to Commercialize Product and to provide physicians, practitioners and other prescribers with information and support related to Product. EVOLUS’ obligations in connection with Commercialization of Product in the Territory are set out in Initial Marketing Plan. Further, on at least a Calendar Year basis, EVOLUS shall provide DAEWOONG with a written summary of EVOLUS’ planned and completed Commercialization activities with respect to Product in the Territory, covering subject matter at a level of detail sufficient to enable DAEWOONG to determine EVOLUS’ compliance with its diligence obligations in this Article 10.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10.5
EVOLUS will, in implementing the Marketing Plan, use Commercially Reasonable Efforts to protect and preserve the good image and reputation of DAEWOONG and Product, and shall ensure that no marketing or promotional effort will violate any applicable laws.

Article 11     Joint Steering Committee (JSC).

11.1
Parties shall promptly, and in any event within thirty (30) days from execution of this Agreement, establish a joint steering committee (“Joint Steering Committee” or “JSC”) to review and provide input on all Commercialization Plans of Product in the Territory. The JSC shall be comprised of an equal number of representatives from each of the Parties, including both development and commercial representatives of Parties. In addition, it is contemplated that senior executive and managerial personnel of each Party will serve as members of the JSC or will periodically participate in meetings of the JSC, when so required to assure that relevant matters are reviewed and jointly approved by the senior executive management of both Parties.

11.2	The JSC shall meet at least once each calendar quarter or as otherwise agreed to by the Parties. At least one meeting in each year shall be held in person, as face to face meetings.

11.3
The JSC shall exercise such authority in good faith in accordance with the terms of this Agreement. In the event that JSC is unable to reach a decision on any matter within thirty (30) days, the matter shall be referred to the top management of each Party for resolution.

11.4
The JSC shall review, and make recommendations with regards to Commercialization Plan to be performed by EVOLUS hereunder. To that end, the JSC shall review, and make recommendations with regards to, the following; provided, however, that EVOLUS shall, in its reasonable discretion, have the authority to make final decisions with respect to the following matters:

(a)	the implementation of the plan for Drug Registration and strategy for filling application for Regulatory Approval for Products in the Territory;

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b)
all regulatory aspects of Products, including but not limited to, each and every regulatory action, communication, and filing and submission including any supplements or amendments thereto to relevant Governmental Authorities in the Territory with respect to Products;

(c)	schedule and implementation strategy for all applications for Regulatory Approval;

(d)	coordinate the provision of expertise from both Parties to the JSC with respect to pre-clinical or clinical studies related to Product recommended by the JSC;

(e)	suggest updates to, and implementation of, Marketing Plan; and

(f)	the marketing, promotion, sale and/or distribution of Product.

11.5
Each Party may attend the JSC and other meetings together with interpreters, it being also agreed that the agendas and minutes of the meetings will be written in English and that the reports and information to be reviewed or evaluated in JSC and meetings will be accompanied with their corresponding translation into English (when not originally prepared in English).

Article 12     Prohibition on Certain Activities.

12.1
During the Term, EVOLUS and its Affiliates shall not, directly or indirectly, other than through DAEWOONG (a) purchase, import, export, sell or distribute any Competitive Product in the Territory, or assist any third party to do so; (b) sell Product outside the Territory, or (c) sell Product to any Person in the Territory who such Person knows intends to sell such Product outside the Territory.

12.2
During the initial [***] period following the Effective Date, DAEWOONG and its Affiliates shall not, directly or indirectly, (a) purchase, import, export, sell, distribute, or otherwise deal in any Competitive Product in the Territory, or assist any other third party to do so; (b) sell any Competitive Product to any Person (other than EVOLUS and its Affiliates or designees) inside the Territory; or (c) sell any Competitive Product to any Person outside the Territory

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

who such Person knows intends to sell such Product inside the Territory.

12.3
During the Term, DAEWOONG and its Affiliates shall not, directly or indirectly, other than through EVOLUS, (a) purchase, import, export, sell, distribute, or otherwise deal in Product in the Territory, or assist any other third party to do so; (b) sell any Product to any Person (other than EVOLUS and its Affiliates or designees) inside the Territory; or (c) sell any Product to any Person outside the Territory who such Person knows intends to sell such Product inside the Territory.

Article 13     Other Obligations of Parties.

13.1
Each Party shall promptly inform the other Party of any relevant changes in laws and regulations that such Person becomes aware of that may affect Drug Registration (including the local regulatory requirements: classification, marketing authorization and safety), and Commercialization of Product in the Territory.

13.2	In its execution of the Commercialization Plan of Product and its other obligations under this Agreement, EVOLUS will comply with all applicable laws.

13.3	EVOLUS shall, at DAEWOONG’s sole cost and expense, submit to DAEWOONG all texts, tapes and recordings of any printed, audio or video promotional material of Product produced in the Territory.

13.4
EVOLUS shall (a) commence conducting non-clinical studies in the Territory within [***] of the Effective Date, and (b) use Commercially Reasonable Efforts to follow the schedule of Clinical Trial Plan set forth in the Commercialization Plan.

13.5
Before conducting the Clinical Trials in the Territory, EVOLUS shall submit the Protocol to DAEWOONG and provide the interim findings and final results of non-clinical and clinical studies to DAEWOONG promptly. DAEWOONG shall not publish or reveal non-clinical and clinical data to third parties without prior written consent of EVOLUS. For the avoidance of doubt, any documents, study results and reports made pursuant to this Article 13 shall be

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the Information of EVOLUS and subject to the confidentiality provisions of Article 14.

13.6
EVOLUS shall use Commercially Reasonable Efforts: (a) to advance Product through completion of Clinical Trials in accordance with the Regulatory Plan; (b) to obtain Marketing Authorization in accordance with the Marketing Plan; and (c) to conduct the Commercialization Plan.

13.7
DAEWOONG shall, at its own cost and expense, develop, qualify and maintain a site for the manufacture of Product (including the active ingredient therein) so that there exists, at a minimum, sufficient capacity to meet [***] of EVOLUS’ Forecast, and DAEWOONG shall insure that site for the manufacture of Product is in a qualified and validated state appropriate for inclusion as a manufacturing site for Product as required by the U.S. FDA and any other regulations in the Territory. [***].

Article 14     Obligation of Confidentiality.

14.1
During the Term of this Agreement, and for [***] thereafter, each of the Parties will keep confidential, and not disclose or use any of the Information of the other Party except in the performance of its obligations and exercise of its rights under this Agreement. Each Party will treat the other Party’s Information with the same degree of confidentiality as it keeps its own confidential information (but in no event will it use less than reasonable care with such Information). Notwithstanding the foregoing, the provisions of this Article 14 shall not apply to any information that can be shown by the Receiving Party:

(a)
To have been known to or in the possession of the Receiving Party prior to the date of its actual receipt from the Disclosing Party without breaching any provision of this Agreement or any other agreement between the Parties or of any agreement between the Disclosing Party and a Third Party, by such Third Party;

(b)	To be or to have become available to the public other than through any act or omission of the Receiving Party in breach of this Agreement or any other agreement between the Parties;

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c)
To have been disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party that had no obligation to the Disclosing Party not to disclose such information to others; or

(d)	To have been subsequently independently developed by the Receiving Party without use of the Disclosing Party Information as demonstrated by competent contemporaneous tangible records.

14.2	Receiving Party shall ensure that its Affiliates, directors or employees, who have access to Information, shall consider and hold any of the Information as herein contemplated.

14.3
Each Party may disclose the other Party’s Information hereunder solely to the extent such disclosure is reasonably necessary in connection with complying with applicable laws; provided that in the event of any such disclosure of the Disclosing Party’s Information by the Receiving Party, the Receiving Party will, except where impracticable, give reasonable advance notice to the Disclosing Party of such disclosure requirement (so that the Disclosing Party may seek a protective order and / or other appropriate remedy or waive compliance with the confidentiality provisions of this Article 14 and will use its Commercially Reasonable Efforts to secure confidential treatment of such confidential Information required to be disclosed).

14.4
Each Receiving Party shall keep Information belonging to the Disclosing Party in appropriately secure locations. Upon expiration or termination of this Agreement, any and all Information possessed in tangible form by a Receiving Party, or its Affiliates, or its or any of their directors, officers, employees, agents, consultants, and clinical investigators and belonging to the Disclosing Party, shall, upon written request, be destroyed to the extent practicable and not used or disclosed by the Receiving Party, its Affiliates, or any of their directors, officers, employees, agents, consultants, and clinical investigators; provided, however, that a Party may retain one (1) copy of any Information in an appropriately secure location solely for use by its legal department to ensure compliance with the confidentiality provisions of this Agreement.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.5
DAEWOOONG and EVOLUS each acknowledge the other Party's interest in publishing the results of its scientific research in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Authorship of any publication shall be determined based on the accepted standards used in peer-reviewed, academic journals at the time of the proposed publication. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Article 14.1, if either Party, its employees or consultants wishes to publish or present to any third party, during the Term, results of the scientific, preclinical and clinical studies or any information about Product, or the results of any program to discover or develop any of the above, it shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least fifteen (15) days prior to submission for publication or presentation. The reviewing Party shall notify the other Party within fifteen (15) days of receipt of such proposed publication whether such draft publication contains (i) Information of the reviewing Party, or (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement. The reviewing Party shall have the right to (a) propose modifications to the publication or presentation for patent reasons, trade secret reasons, confidentiality reasons or business reasons or (b) request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay to protect patentable information, the publishing Party shall delay submission or presentation for a period not to exceed thirty (30) days to enable patent applications protecting each Party’s rights in such information to be filed in accordance with the terms of this Agreement. Upon expiration of such thirty (30) days, the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party reasonably requests modifications to the publication or presentation to prevent disclosure of material trade secret or proprietary business information, the publishing Party shall edit such publication to prevent the disclosure of such information prior to submission of the publication or presentation. After the termination or expiration of this Agreement, the Parties shall continue to be obligated to adhere to the guidelines set out in Article 14.4 and

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

this Article 14.5, but solely with respect to publications or presentations to any third party containing information about Product.

14.6
Once approval for a publication or presentation has been granted, the relevant Party shall be entitled to use the specific information contained in such publication or presentation after the date of its publication or presentation without seeking further approval. General comments made by a Party relating to the relationship between DAEWOONG and EVOLUS established by this Agreement, including, for example, general comments made in response to inquiries at professional meetings and other similar circumstances, are not intended to be restricted by the provisions of this Article 14 provided such information has been disclosed to the public previously or cleared for such disclosure by the other Party. For the avoidance of doubt, neither Party shall be entitled to publish Information of the other in violation of Article 14.

14.7
DAEWOONG and EVOLUS shall agree upon the timing and content of an initial press release relating to this Agreement and the transactions contemplated herein. Except to the extent already disclosed in that initial press release, no disclosure of the subject matter of this Agreement or its terms may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by applicable laws, regulations, or judicial order. The Party desiring to make any such public announcement shall provide the other Party with a written copy of the proposed announcement in sufficient time prior to public release to allow such other Party to comment upon such announcement, prior to public release.

Article 15     Term.

15.1
The initial term of this Agreement (the “Initial Term”) shall commence as of the Effective Date and shall expire on the later of (a) the fifth (5th) anniversary of the grant of Marketing Authorization in the Territory, or (b) the tenth (10th) anniversary of the Effective Date. This Agreement shall be automatically extended for unlimited additional three (3) year terms after the expiration of

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

the Initial Term (each, a “Renewal Term”) provided that, in order to extend the term of this Agreement, EVOLUS must meet the performance requirements during the Initial Term or the preceding Renewal Term, as the case may be. For avoidance of doubt, except as otherwise provided herein, on expiration or termination of this Agreement, the licenses granted by DAEWOONG to EVOLUS hereunder shall also expire and be revoked.

15.2
Except as otherwise required by law or any rule of any stock exchange, each Party shall keep the existence and terms of the Agreement confidential, and the negotiations relating hereto in accordance with the terms of the Mutual Disclosure Agreement between DAEWOONG and EVOLUS.

Article 16     Termination

16.1
A Party may terminate this Agreement in its entirety upon written notice of termination to the other Party, if: (a) the other Party breaches any of its duties or obligations hereunder, (such breaches will be referred to as “Default”); and (b) such Default continues without being cured or remedied within ninety (90) days (or 30 days in case of a payment default) after the defaulting Party receives written notice of such Default from the non-defaulting Party; provided, however, that if the pertinent breach is not capable of cure within ninety (90) days, but is capable of cure, and the defaulting Party has promptly commenced, and is and continues to diligently pursuing good faith the remedy of any such breach, then such cure period shall be extended for such period as may be reasonably required to effectuate such cure; provided, further, however, that if such breach is not capable of cure, the non-defaulting Party may terminate this Agreement, or suspend performance under this Agreement, immediately by delivery of written notice thereof to such defaulting Party.

16.2
This Agreement shall terminate forthwith without notice when any of following events occurs to EVOLUS: (a) bankruptcy or insolvency or filing of a petition therefor; (b) assignment of its business, or this Agreement in whole or in part or rights thereof, for the benefit of creditors; (c) appointment of a receiver over any of its assets not vacated in sixty(60) days thereafter; or (d) filing of any

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

other petition based upon the alleged bankruptcy or insolvency not dismissed within ninety (90) days thereafter.

16.3
DAEWOONG shall have the right to elect to make all licenses granted to EVOLUS under this Agreement non-exclusive upon thirty (30) day written notice to EVOLUS for EVOLUS’ failure to achieve the Minimum Annual Purchases.

Article 17     Representations, Warranties and Covenants.

17.1	Each Party represents and warrants to the other Party that:

(a)	Such Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization;

(b)	Such Party has the full corporate power and is duly authorized to enter into, execute and deliver this Agreement, and to carry out and otherwise perform its obligations hereunder;

(c)
This Agreement has been duly executed and delivered by, and is the legal and valid obligation binding upon such Party and the entry into, the execution and delivery of, and the carrying out and other performance of its obligations under this Agreement by such Party (i) does not conflict with, or contravene or constitute any default under, any agreement, instrument or understanding, oral or written, to which it is a party, including its certificate of incorporation or by-laws, and (ii) does not violate applicable law or any judgment, injunction, order or decree of any Governmental Authority having jurisdiction over it;

(d)
No government authorization, consent, approval, license, exemption of or filing or registration with any court or Governmental Authority, under any applicable law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by such Party of its obligations under this Agreement and such other agreements; and

(e)	Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered or will render

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

services relating to Products: (i) has ever been debarred or is subject or debarment or convicted of a crime for which an entity or person could be debarred by the FDA under 21 U.S.C. Section 335a (or subject to a similar sanction of any other Governmental Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.

17.2	DAEWOONG represents and warrants to EVOLUS as follows:

(a)
Litigation. As of the Effective Date, there is no Legal Proceeding pending or threatened against DAEWOONG, that (i) relates to Product, or (ii) challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the transactions contemplated by this Agreement. No event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or could reasonably be expected to, give rise to or serve as a basis for the commencement of any such Legal Proceeding.

(b)	Regulatory Matters.

(i)	DAEWOONG and each of its Affiliates is in compliance in all material respects with all applicable laws that relate to the manufacture, development or Commercialization of Product.

(ii)
Neither DAEWOONG nor any of its Affiliates has received any written communication regarding, and has not been and is not now subject to, any adverse inspection, compelled or voluntary recall, investigation, regulatory enforcement action, penalty or corrective or remedial action by any Governmental Authority, in each case that relates to (i) Product, (ii) any alleged or actual violation by DAEWOONG or Product of any Governmental Authorization or other requirements of any Governmental Authority relating to the commercialization of Product, (iii) any alleged or actual failure to have or maintain in effect all Governmental Authorizations required in connection with the conduct of the manufacture, development or Commercialization of Product, or (iv) any

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

alleged or actual failure to be in compliance with applicable laws with respect to Product, and no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to result in any of the foregoing.

(iii)
There has not been any occurrence of any Product recall, market withdrawal or replacement, or post-sale warning conducted by or on behalf of DAEWOONG or any of its Affiliates concerning Product or any product recall, market withdrawal or replacement conducted by or on behalf of any entity as a result of any alleged defect in Product.

(iv)
No Legal Proceeding seeking the recall, withdrawal, suspension or seizure of Product is pending with respect to DAEWOONG (or any of its Affiliates), nor was any such Legal Proceeding pending at any time during the last three (3) years.

(v)
At no time during the last three (3) years has DAEWOONG (or any of its Affiliates) received any written notice that any Governmental Authority has commenced, or threatened to commence, any Legal Proceeding to withdraw its approval, registration or licensure of Product or has initiated or threatened to initiate any action to seize or enjoin the production of Product.

(vi)
The information contained in all reports filed with any Governmental Authority is accurate and complete in all material respects and there has been no adverse occurrence, event, effect, study, test, article, report, investigation, or finding that was omitted from such reports, that would require amendment, modification, updating or supplementing of such reports, or that would require disclosure in a future report.

(c)	Compliance with Laws.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i)
DAEWOONG (and each of its Affiliates) is in compliance in all material respects with all laws applicable to it which relate materially to Product. Neither DAEWOONG nor its Affiliates has received any written notice within the past three (3) years of any asserted violation of any such laws and neither DAEWOONG nor its Affiliates has received any written notice within the past three (3) years that any investigation or review by any Governmental Authority with respect to the Product is pending or that any such investigation or review is contemplated.

(ii)
The Product is not (i) subject to the International Traffic in Arms Regulations and (ii) controlled at a level greater than EAR99/AT under the Export Administration Regulations or an equivalent level of control under non-U.S. export control laws.

(iii)
DAEWOONG is not, nor are any of its employees, customers or other business partners, in either case, in connection with the Commercialization of Product (A) located in any sanctioned countries; (B) owned or controlled by any entity located in any sanctioned country; or (C) included on any restricted parties lists, as such terms are defined under applicable U.S. and non-U.S. export control and economic sanctions Laws.

(d)	Intellectual Property Rights.

(i)	The Trademark has been duly registered or filed in the Territory with the appropriate Governmental Authorities.

(ii)
There are no outstanding claims asserted in writing against DAEWOONG alleging that its manufacture, development or Commercialization of Product infringes or misappropriates any intellectual property or other proprietary rights of any other Person.

(iii)	DAEWOONG’S manufacture, development or Commercialization of Product does not infringe or

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

misappropriate any intellectual property or other proprietary rights of any other Person.
Article 18     Effect of Termination.

18.1
Upon termination of this Agreement for any reason, EVOLUS shall immediately cease to Commercialize Product in the Territory; and shall cease to use Information, patent rights, and Trademarks owned by or associated with DAEWOONG and its Affiliates; provided, however, that EVOLUS shall have the right to sell off Product sourced from DAEWOONG prior to the termination of this Agreement.

18.2
Upon termination of this Agreement for any reason, each Party hereto shall also make no further use of any of the Information of the other Party and, except as required by law, each Party shall immediately send to the other Party all documents and media containing any such Information or, at the request of the Disclosing Party, destroy the same (in which case the Receiving Party shall certify such destruction in writing).

18.3
Article 3.5, Article 6.6, Article 7, Article 9.6, Article 14, Article 17, Article 18, Article 20, Article 21, and Article 25 and any other provision of this Agreement that by its terms would survive expiration or termination, shall survive expiration or termination of this Agreement.

18.4	Termination of this Agreement, for any reason, shall not affect either Party’s obligation to pay all outstanding amounts having already accrued while this Agreement remained in effect.

18.5
Termination or expiry of this Agreement, or assignment or transfer of rights or obligations under this Agreement, shall not prejudice any right or remedy having arisen before such Termination, expiry, assignment, or transfer arising from this Agreement.

Article 19     Force Majeure.
    Neither Party shall be considered liable for any failure or delay to perform any obligation under this Agreement, if such failure or delay arises directly or indirectly from any act of God, war, strikes, labor conflicts, riots, fires, floods, explosions, deluge, natural

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

calamities, wreckage of material, delay or interruption of transportation, fire, accident, civil commotion, change in law or any other cause making compliance with this Agreement practically impossible or exorbitant beyond the reasonable control of the Parties hereto. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical, and will promptly undertake all reasonable efforts necessary to cure such force majeure circumstances. In the event that a force majeure circumstance exists which prevents a Party from carrying out a material obligation under this Agreement, and such circumstance continues for a [***] period following the occurrence of such force majeure event, then either Party may terminate this Agreement by providing written notice to the other Party; provided, however, that the affected Party may only terminate this Agreement if the affected Party has undertaken all reasonable efforts necessary to cure such force majeure circumstances.
Article 20     Arbitration.
    In case any disputes arise out of or in connection with this Agreement or any further amendment thereto, Parties shall try to resolve such dispute amicably. In the event that Parties fail to settle the dispute through amicable negotiation, such dispute shall be submitted to and finally settled by arbitration in [***] in accordance with the rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with such rules. The language to be used in the arbitral proceedings shall be English.
Article 21     Governing Law.
    This Agreement and all rights and liabilities of Parties hereunder shall be governed and construed in accordance with [***], without giving effect to that body of laws pertaining to conflicts of laws.
Article 22     Notice.
Any notice given by either Party to the other Party shall be in writing, and may be given by e-mail, (confirmed as received by the intended recipient), personal service, registered airmail, or by cable, telex or facsimile to the address most recently notified by such other Party. If a party changes its address, notice thereof must be given in writing to the other party.
Article 23     Assignment and Succession.

23.1
EVOLUS shall autonomously perform its duties and obligations hereunder and shall not sub-contract or assign the same or any part thereof to any other person whatsoever without the prior written consent of DAEWOONG; provided, however, that (a) EVOLUS

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

may assign this Agreement, including its duties and obligations hereunder to an Affiliate; and (b) EVOLUS may assign this Agreement in connection with any sale or transfer of the business to which this Agreement relates, whether by sale of assets, sale of stock, merger or otherwise; provided, further, however, that the successor of the business has the financial wherewithal to continue the obligations under this Agreement.

23.2	This Agreement shall be binding upon and inure to the benefit of either party and its successors and assignees.
Article 24     Non-Competition

24.1	EVOLUS and its Affiliates shall not develop, register, manufacture, promote, market and sell any Product in the Territory during the term of the Agreement, other than Product acquired from DAEWOONG.

24.2
DAEWOONG shall not directly or indirectly develop, register, manufacture, promote, market and sell any Product in the Territory, or assist or enable any third party to do so, during the term of the Agreement, other than development, manufacture and sales of Product to EVOLUS and its Affiliates under this Agreement.

Article 25     Miscellaneous.

25.1
If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable by a court or administrative agency of competent jurisdiction, then (a) the remainder of this Agreement, and the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (b) the Parties covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

25.2
This Agreement, including all Annexes attached hereto, which are hereby incorporated herein by reference, sets forth all covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof, including the Mutual Nondisclosure Agreement between EVOLUS and DAEWOONG. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein.

25.3
Parties hereto shall act in all matters pertaining to this Agreement as independent contractors and nothing contained herein shall be construed to place Parties in the relationship of principal and agent or employer and employee. Neither Party shall have right to enter into contracts in the name or on behalf of the other.

25.4
This Agreement shall be executed in English and may additionally be executed in other languages (including Korean). In the event of any difference or inconsistency among different language versions of this Agreement, English version shall prevail in all respect.

[Signature Page Follows]

IN WITNESS WHEREOF, Parties have this AGREEMENT executed by their duly authorized representatives as of the Effective Date.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Agreed and accepted for on behalf of DAEWOONG PHARMACEUTICAL CO., LTD.
/s/ Jongwook Lee
Date: September 30, 2013
Name: Jongwook Lee
Title: CEO, President
Agreed and accepted for and on behalf of EVOLUS INC., /s/ J. Christopher Marmo
Date: September 30, 2013
Name: Christopher Marmo
Title: Chief Executive Officer

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Attachment

Annex A:     Intentionally Omitted
Annex B:     Product Price and Minimum Annual Purchases
Annex C:     Commercialization Plan
Annex D:     Intentionally Omitted
Annex E:     Intentionally Omitted
Annex F:     Purchase Order
Annex G:    Technical Specifications

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex A

Intentionally Omitted

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex B
Product Price and Minimum Annual Purchases
A Minimum Annual Purchase shall mean [***] ([***]) ]% of the Target Performance stated in the Tables below.
1. Target Performance for US territory *
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***] vial	[***] vial	[***] vial	[***] vial	[***] vial

(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***]USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***] vial	[***] vial	[***] vial	[***] vial	[***] vial

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in the US Territory as described above (i.e., [***]% of the targeted performance for the US Territory), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in the US Territory based upon the table set forth below, then EVOLUS and its Affiliates shall be deemed to have met the Annual Purchase Minimums for the US Territory for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for the US Territory for any given year, then EVOLUS shall have met the Minimum Annual Purchases for the US Territory in such year regardless of the market share criteria set forth below.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Target percentage of market share for US Territory

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***]%	[***]%	[***]%	[***]%	[***]%

2. Target Performance for non-US territories *

(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***] vial	[***] vial	[***] vial	[***] vial	[***] vial
(volume calculation based on [***] IU)

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***] vial	[***] vial	[***] vial	[***] vial	[***] vial

* In the event that EVOLUS fails to achieve the Minimum Annual Purchases in the Non-US Territory as described above (i.e., [***]% of the targeted performance for the Non-US Territory), but EVOLUS or its Affiliates have achieved at least [***]% of the target performance by market share in the Non-US Territory based upon the table set forth below, then EVOLUS and its Affliates shall be deemed to have met the Annual Purchase Minimums for the Non-US Territory for the applicable year. For the avoidance of doubt, if the Minimum Annual Purchase quantities are accomplished for any given year in the Non-US Territory, then EVOLUS shall have met the Minimum Annual Purchases for the Non-US Territory in such year regardless of the market share criteria set forth below.

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

* Target percentage of market share for Non-US Territory

Product	Price per Unit	1st Year	2nd Year	3rd Year	4th Year	5th Year
Nabota™	[***] USD per [***] IU vial [***] USD per [***] IU vial [***] USD per [***] IU vial	[***]%	[***]%	[***]%	[***]%	[***]%

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex C
Commercialization Plan of Product
[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex D

Intentionally Omitted

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex E

Intentionally Omitted

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex F
PURCHASE ORDER
THIS PURCHASE ORDER, entered into pursuant to the terms of that certain License & Supply Agreement dated ___________ (the “Agreement”), is made by and between Daewoong Pharmaceutical Co., Ltd. (for itself and its subsidiaries) and Evolus Inc. (including its Affiliates). All capitalized terms not otherwise defined herein will have the meaning so attributed to such terms in the Agreement.
Product and Ordered Quantity:
Delivery Date:
Packaging Specification (if any):
Payment:

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Annex G
TECHNICAL SPECIFICATIONS

Test items	Acceptance criteria	Method	Analytical procedure	Specification
1. Appearance	[***]	[***]	[***]	[***]
2. pH	[***]	[***]	[***]	[***]
3. Sterility	[***]	[***]	[***]	[***]
4. Bacterial endotoxins	[***]	[***]	[***]	[***]
5. Water	[***]	[***]	[***]	[***]
6. Potency	[***] of labeled activity	[***]	[***]	[***]
7. Identification	[***]	[***]	[***]	[***]
8. Solubility	[***]	[***]	[***]	[***]
9. Foreign insoluble matter	[***]	[***]	[***]	[***]
10. Insoluble particulate matter	[***] particles/vial [***] particles/vial	[***]	[***]	[***]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.